Exhibit 10.1

SECOND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement is entered into as of October 22, 2018 (the “Amendment”), by and between MONTAGE CAPITAL II, L.P. (“Lender”) and BRIDGELINE DIGITAL, INC. (“Borrower”).

RECITALS

Borrower and Lender are parties to that certain Loan and Security Agreement dated as of October 10, 2017 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of May 10, 2018 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.     Section 5.3 of the Agreement is amended and restated in its entirety to read as follows:

5.3     Financial Covenants.

(a)     Minimum Asset Coverage Ratio. Borrower shall maintain, at all times and measured as of the last day of each month, a ratio of (i) Eligible Accounts plus Eligible Foreign Accounts plus Borrower's unrestricted cash maintained in accounts that are subject to an account control agreement in favor of Lender to (ii) all outstanding Obligations owing to Lender, of no less than 1.40 : 1.00.

(b)     Performance to Plan - Adjusted EBITDA. Borrower’s minimum quarterly Adjusted EBITDA for the fiscal quarters ended on September 30, 2018, and ending on December 31, 2018, shall be at least the amount set forth on Exhibit A attached hereto. Borrower and Bank shall mutually agree upon minimum quarterly Adjusted EBITDA amounts for subsequent fiscal quarters no later than October 31, 2018.

(c)     Minimum Cash. Borrower shall maintain at all times at least $250,000 in unrestricted cash in its accounts that are subject to an account control agreement in favor of Lender. At all times on and after any repayment is made on the Subordinated Debt incurred by Borrower on or around September 7, 2018 pursuant to certain Term Notes issued by Borrower in the aggregate principal amount of $941,176, Borrower shall maintain at all times at least $500,000 in unrestricted cash in its accounts that are subject to an account control agreement in favor of Lender.

2.     Exhibit A to the Agreement is replaced in its entirety with the Exhibit A attached hereto.

3.     Exhibit B to the Agreement is deleted in its entirety.

4.     Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

5.     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

6.     As a condition to the effectiveness of this Amendment, Lender shall have received, in form and substance satisfactory to Lender, the following:

(a)     payment of an amendment fee in the amount of $2,500 plus all Lender Expenses incurred through the date of this Amendment; and

(b)     such other documents, and completion of such other matters, as Lender may reasonably deem necessary or appropriate.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BRIDGELINE DIGITAL, INC. By: /s/Carole Tyner Name: Carole Tyner Title: CFO
MONTAGE CAPITAL II, L.P. By: /s/ Michel J. Rose Name: Michael J. Rose Title: Managing Director

EXHIBIT A

COMPLIANCE CERTIFICATE

BORROWER:	Bridgeline Digital, Inc.

Note: Please send all required reporting to:	Montage Capital II, L.P.
900 East Hamilton Avenue, Suite 100 Campbell, CA 95008 Fax: (408) 659-2318 Email: mrose @montagecapital.com

The undersigned authorized officer of Bridgeline Digital, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Lender (the “Agreement”).

Borrower is in complete compliance for the period ending _______________ with all required covenants, except as noted below; and all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof.

Attached herewith are the required documents supporting the above certification. The authorized officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies
Monthly financial statements	Monthly within 30 days		Yes	No
A/R & A/P Agings	Monthly within 30 days		Yes	No
Deferred revenue schedule	Monthly within 30 days		Yes	No
Compliance Certificate	Monthly within 30 days		Yes	No
Annual financial statements (CPA audited)	FYE within 120 days		Yes	No
Annual financial projections for upcoming year	Within 30 days of FYE		Yes	No
Tax returns with schedules	Within 15 days of filing		Yes	No
10K and 10Q	Within 5 days of filing		Yes	No
Reports & certificates provided to Senior Lender	Concurrently upon delivery to Senior Lender		Yes	No

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
Asset Coverage Ratio (monthly)	1.40 : 1.00	_______: 1.00	Yes	No
Adjusted EBITDA for quarter ending 9/30/18	($424,000)	$__________	Yes	No
Adjusted EBITDA for quarter ending 12/31/18	($415,000)	$__________	Yes	No
Adjusted EBITDA for quarter ending 3/31/19 and beyond	($415,000)	$__________	Yes	No
Minimum unrestricted cash subject to control agmt	$250,000 * (* increasing to $500,000 on and after repayment of Subordinated Debt incurred in Sept 2018)	$___________	Yes	No

Please attach any comments as additional pages.

Bridgeline Digital, Inc.

Signature

Name

Title

Date